As filed with the Securities and Exchange Commission on January 4, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21168

NEUBERGER BERMAN INTERMEDIATE MUNICIPAL FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Intermediate Municipal Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Neuberger Berman
Intermediate Municipal
Closed-End Funds

Neuberger Berman California Intermediate
Municipal Fund Inc.

Neuberger Berman Intermediate Municipal
Fund Inc.

Neuberger Berman New York Intermediate
Municipal Fund Inc.

Annual Report October 31, 2012

Contents
PRESIDENT'S LETTER	1

PORTFOLIO COMMENTARIES
California Intermediate Municipal Fund Inc.	2
Intermediate Municipal Fund Inc.	2
New York Intermediate Municipal Fund Inc.	2

SCHEDULES OF INVESTMENTS
California Intermediate Municipal Fund Inc.	6
Intermediate Municipal Fund Inc.	10
New York Intermediate Municipal Fund Inc.	18

FINANCIAL STATEMENTS	25

FINANCIAL HIGHLIGHTS/PER SHARE DATA
California Intermediate Municipal Fund Inc.	36
Intermediate Municipal Fund Inc.	37
New York Intermediate Municipal Fund Inc.	38

Report of Independent Registered Public Accounting Firm	40
Distribution Reinvestment Plan	41
Directory	44
Directors and Officers	45
Proxy Voting Policies and Procedures	54
Quarterly Portfolio Schedule	54
Notice to Shareholders	54
Recent Market Conditions	54
Report of Votes of Shareholders	57
Board Consideration of the Management and
Sub-Advisory Agreements	58

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual report for the Neuberger Berman Intermediate Municipal Closed-End Funds for the 12 months ended October 31, 2012. The report includes portfolio commentaries, listings of the Funds' investments and their audited financial statements for the reporting period.

Each Fund's investment objective is to provide a high level of current income exempt from regular federal income tax and, for each state-specific Fund, a high level of current income exempt from that state's personal income taxes (and, in the case of the New York Fund, New York City personal income tax).

We generally invest in intermediate-term municipal bonds because our experience and research indicate that this maturity range has historically offered the best risk/reward profile on the yield curve, providing much of the return of longer-term bonds with less volatility and risk. We believe that our conservative investment philosophy and disciplined investment process will benefit you with superior tax-exempt current income over the long term.

Thank you for your confidence in the Funds. We will continue to do our best to earn your trust in the years to come.

Sincerely,

Robert Conti
President And CEO
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

Neuberger Berman Intermediate Municipal Closed-End Funds Portfolio Commentaries (Unaudited)

For the 12 months ended October 31, 2012, on a net asset value ("NAV") basis, all three of the Neuberger Berman Intermediate Municipal Closed-End Funds posted positive returns and outperformed their benchmark, the Barclays 10 Year Municipal Bond Index. The California Intermediate Municipal Fund, Intermediate Municipal Fund, and New York Intermediate Municipal Fund posted 10.65%, 13.30% and 9.26% total returns, respectively, whereas the benchmark generated a 9.11% return. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) was beneficial for performance as well.

The municipal market posted a solid return during the reporting period, with much of the return coming from market appreciation. Supporting the market were rising tax revenues, low defaults and some meaningful progress in the fiscal positions of numerous states. In addition, net new supply was low from a historical basis, whereas investor demand was typically strong. Looking at the municipal market more closely, lower-quality securities outperformed their higher-quality counterparts as investors looked to generate incremental yield in what appears to be an extended period of extremely low interest rates. In addition, longer-term securities outperformed shorter-term securities. The intermediate portion of the municipal curve produced mixed results over the 12-month period. However, intermediate-term municipal securities performed well overall, with the seven-year portion of the curve generating the best returns.

We tactically adjusted the Funds' durations several times during the reporting period. We started the period with a long duration versus the index and then generally allowed it to drift shorter in the first quarter of 2012. This adjustment was made because we anticipated some weakness in the market due to its extended rally and given seasonal weakness that typically occurs during tax season. In the second half of the reporting period, we then shifted to a longer duration and maintained this position for the remainder of the period. Overall, duration was positive for performance. In terms of the Funds' yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Funds' benchmark is concentrated in the eight- to 12-year portion of the curve. Given our underweight to the seven-year portion of the curve, the Funds' barbell approach detracted from relative results.

The Funds maintained a lower-quality bias compared to the benchmark as we sought to generate incremental yield. This was rewarded given the outperformance of lower-quality bonds during the reporting period. In addition, security selection generally contributed to results during the reporting period.

We have a generally positive outlook for the municipal market. In many ways, we believe the opportunities and the challenges in the market are similar to what we faced heading into the reporting period. The municipal yield curve continues to be steep from a historical perspective and we believe supply should remain manageable. In addition, with the economy expanding at a modest pace, we feel the Federal Reserve will hold rates at their current ultra-low levels for the foreseeable future. As such, we believe demand for municipal securities will be solid, especially given their compelling valuations versus other fixed income securities.

In terms of challenges, while we do not expect to see wholesale defaults, we do see the potential for a level of defaults above historic norms, as well as an increase in downgrade activity. Other areas that warrant our attention include the fiscal cliff and potential legislation regarding the tax-exempt status of municipal bonds. It is our view that the fiscal cliff will be resolved sooner rather than later. In light of the growing deficit in the U.S., there could be discussions in Washington DC regarding municipal bonds, but we do not anticipate seeing any meaningful changes to their tax-favored status. That being said, we could see periods of increased volatility in the municipal market in the coming months.

Sincerely,

James L. Iselin And S. Blake Miller
Portfolio Co-Managers

The portfolio composition, industries and holding of the Funds are subject to change.

TICKER SYMBOLS
California Intermediate Municipal Fund	NBW
Intermediate Municipal Fund	NBH
New York Intermediate Municipal Fund	NBO

CALIFORNIA INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Arizona	0.5%
California	82.1
Florida	0.4
Guam	2.1
Illinois	0.9
Massachusetts	0.7
Nevada	0.8
New Jersey	0.5
Pennsylvania	1.4
Puerto Rico	8.9
Tennessee	0.4
Texas	1.3
Total	100.0%

NEW YORK INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Arizona	0.4%
California	2.9
Guam	2.4
Illinois	0.6
Massachusetts	0.9
Nevada	0.9
New York	82.5
Pennsylvania	1.6
Puerto Rico	6.2
Texas	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1
Neuberger Berman
	Inception	Average Annual Total Return Ended 10/31/2012
At NAV2	Date	1 Year	5 Years	10 Years	Life of Fund
California Intermediate Municipal Fund	09/24/2002	10.65%	7.33%	6.60%	6.51%
Intermediate Municipal Fund	09/24/2002	13.30%	7.63%	6.83%	6.73%
New York Intermediate Municipal Fund	09/24/2002	9.26%	6.53%	6.09%	6.02%
At Market Price3
California Intermediate Municipal Fund	09/24/2002	19.55%	10.82%	6.63%	6.55%
Intermediate Municipal Fund	09/24/2002	17.51%	10.97%	6.63%	6.56%
New York Intermediate Municipal Fund	09/24/2002	20.49%	9.66%	6.09%	6.02%
Index
Barclays 10 Year Municipal Bond Index4		9.11%	6.81%	5.55%	5.32%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, common shares of closed-end funds are sold in the open market through a stock exchange.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the sale of Fund shares.
Investment return and market price will fluctuate and common shares may trade at prices below NAV. Common shares, when sold, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Management LLC ("Management") had not waived a portion of its investment management fees during the periods shown. Please see Note B in the Notes to Financial Statements for specific information regarding fee waiver arrangements.

INTERMEDIATE MUNICIPAL FUND PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Alabama	0.8%
Arizona	4.9
California	15.8
Colorado	2.2
District of Columbia	1.8
Florida	2.2
Georgia	1.6
Guam	1.6
Hawaii	1.6
Illinois	8.1
Indiana	4.3
Iowa	2.6
Kentucky	0.0
Louisiana	0.4
Maine	0.4
Maryland	0.5
Massachusetts	4.9
Michigan	2.0
Minnesota	2.1
Mississippi	1.0
Missouri	3.0
Nevada	1.2
New Hampshire	0.6
New Jersey	3.5
New York	5.4
North Carolina	1.5
Ohio	0.5
Oregon	0.1
Pennsylvania	2.8
Puerto Rico	3.2
Rhode Island	0.8
South Carolina	0.5
Tennessee	1.8
Texas	6.6
Utah	1.4
Vermont	0.4
Virginia	1.3
Washington	2.2
West Virginia	0.2
Wisconsin	2.6
Wyoming	1.1
Other	0.5
Total	100.0%

Endnotes (Unaudited)

1	A portion of each Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

2	Returns based on the net asset value ("NAV") of each Fund.

3	Returns based on the market price of Fund shares on the NYSE MKT.

4
Please see "Glossary of Index" starting on page 5 for a description of the index. Please note that the index does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that individuals cannot invest directly in any index. Data about the performance of the index is prepared or obtained by Management and reflects the reinvestment of income dividends and other distributions, if any. The Funds may invest in securities not included in the described index and/or may not invest in all securities included in the described index.

For more complete information on any of the Neuberger Berman Intermediate Municipal Closed-End Funds, call Management at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Index (Unaudited)

Barclays 10 Year Municipal Bond Index:
An unmanaged index that is the 10-year (8-12) component the Barclays Municipal Bond Index, which is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher), have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Schedule of Investments California Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Municipal Notes (165.8%)

Arizona (0.9%)
$750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$752

California (136.2%)
500	Abag Fin. Au. Rev. (San Diego Hosp. Assoc.), Ser. 2003-C, 5.13%, due 3/1/18	529	ß
1,500	Bay Area Toll Au. Toll Bridge Rev. (San Francisco Bay Area), Ser. 2012, 5.00%, due 4/1/21	1,880
500	California Ed. Fac. Au. Rev. (Scripps College), Ser. 2007, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/15	551	ß
2,000	California HFA Home Mtge. Rev., Ser. 2006-E, (FGIC Insured), 4.88%, due 2/1/17	2,048
870	California HFA Home Mtge. Rev., Ser. 2007-E, 5.00%, due 2/1/42	896
2,000	California Hlth. Fac. Fin. Au. Rev. (Catholic Healthcare West), Ser. 2004-I, 4.95%, due 7/1/26 Putable 7/1/14	2,133	ß
2,000	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2005, 5.00%, due 11/15/21	2,187	ß
1,000	California Hlth. Fac. Fin. Au. Rev. (Children Hosp. Los Angeles), Ser. 2012-A, 5.00%, due 11/15/26	1,110	ß
1,600	California Hlth. Fac. Fin. Au. Rev. (Hosp. Adventist Hlth. Sys.), Ser. 2002-A, (LOC: Wells Fargo Bank NA), 0.18%, due 9/1/25	1,600	µß
1,235	California Hlth. Fac. Fin. Au. Rev. (St. Joseph Hlth. Sys.), Ser. 2011-C, (LOC: Northern Trust Co.), 0.24%, due 7/1/41	1,235	µ
3,100	California Infrastructure & Econ. Dev. Bank Rev. (J. Paul Getty), Ser. 2007-A2, 0.17%, due 10/1/47	3,100	µß
1,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Lease Rev. (King City Joint Union High Sch. Dist. Fin.), Ser. 2010, 5.13%, due 8/15/24	1,083
500	California Muni. Fin. Au. Ed. Rev. (American Heritage Ed. Foundation Proj.), Ser. 2006-A, 5.00%, due 6/1/16	518
2,000	California Muni. Fin. Au. Rev. (Chevron USA-Rec. Zone BDS), Ser. 2010-B, 0.18%, due 11/1/35	2,000	µß
1,040	California Muni. Fin. Au. Rev. (Loma Linda Univ.), Ser. 2007, 5.00%, due 4/1/21	1,126	ß
600	California Muni. Fin. Au. Rev. (Southwestern Law Sch.), Ser. 2011, 6.00%, due 11/1/26	701	ß
800	California Poll. Ctrl. Fin. Au. Env. Imp. Rev. (Air Prod. & Chemicals, Inc.), Ser. 1997, 0.24%, due 3/1/41	800	µß
555	California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. (Wtr. Sys.), Ser. 2012-AN, 5.00%, due 12/1/21	708
20	California St. G.O., Ser. 2002, 5.00%, due 10/1/17	20
1,500	California St. G.O., Ser. 2012, 5.00%, due 2/1/27	1,746
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B, 5.50%, due 6/1/20	1,157
1,000	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svc.) (Cap. East End), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/16	1,003
1,000	California St. Var. Purp. G.O., Ser. 2012, 4.00%, due 9/1/21	1,145
985	California Statewide CDA Cert. of Participation Rev. (The Internext Group), Ser. 1999, 5.38%, due 4/1/17	988	ß
1,000	California Statewide CDA Hlth. Fac. Rev. (Adventist Hlth.), Ser. 2005-A, 5.00%, due 3/1/20	1,081	ß
5,000	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16 Pre-Refunded 4/1/13	5,118	ß
1,220	California Statewide CDA Rev. (California Baptist Univ.), Ser. 2007-A, 5.30%, due 11/1/18	1,387	ß
1,000	California Statewide CDA Rev. (Daughters of Charity Hlth.), Ser. 2005-G, 5.00%, due 7/1/22	1,057	ß
880	California Statewide CDA Rev. (Lancer Ed. Std. Hsg. Proj.), Ser. 2007, 5.40%, due 6/1/17	956	ß
1,255	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009, 6.25%, due 11/15/19	1,458	ß
1,500	California Statewide CDA Rev. (St. Joseph Hlth. Sys.), Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.13%, due 7/1/24	1,691	ß
300	California Statewide CDA Rev. (Valley Care Hlth. Sys.), Ser. 2007-A, 4.80%, due 7/15/17	321	ß
1,500	Compton Unified Sch. Dist. Ref. G.O. (Election 2002), Ser. 2006-D, (AMBAC Insured), 0.00%, due 6/1/14	1,435
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A, 5.00%, due 12/15/21	1,433	ß
250	Folsom Pub. Fin. Au. Spec. Tax Rev., Ser. 2007-B, 4.40%, due 9/1/13	254
2,000	Fresno Joint Pwr. Fin. Au. Lease Rev. (Master Lease Proj.), Ser. 2008-A, (Assured Guaranty Insured), 5.00%, due 4/1/23	2,147
1,000	Fresno Unified Sch. Dist. Ref. G.O., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 6.00%, due 2/1/17	1,156

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
$2,000	Glendale Redev. Agcy. Tax Allocation Rev. (Central Glendale Redev. Proj.), Ser. 2010, 5.50%, due 12/1/24	$2,098
1,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured), 0.00%, due 8/1/40	1,058	h
1,000	Inglewood Pub. Fin. Au. Ref. Rev., Ser. 2012, 5.00%, due 8/1/18	1,069
600	JPMorgan Chase Putters/Drivers Trust Rev., Ser. 2012-4059, (LOC: JP Morgan Chase N.A.), 0.23%, due 5/1/13	600	ñµ
1,105	Lodi Pub. Fin. Au. Lease Rev., Ser. 2012, 5.25%, due 10/1/26	1,245
1,130	Long Beach Fin. Au. Rev., Ser. 1992, (AMBAC Insured), 6.00%, due 11/1/17	1,198
4,000	Los Angeles Dept. of Arpts. Rev. (Los Angeles Int'l Arpt.), Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 5/15/18	4,013
2,000	Los Angeles Muni. Imp. Corp. Lease Ref. Rev. (Real Property), Ser. 2012-C, 5.00%, due 3/1/27	2,262
500	Los Angeles Reg. Arpt. Imp. Corp. Lease Rev. (Laxfuel Corp.), Ser. 2012, 4.50%, due 1/1/27	535	ß
2,000	Menlo Park Comm. Dev. Agcy. Tax. Allocation (Pulgas Comm. Dev.), Ser. 2006, (AMBAC Insured), 0.23%, due 1/1/31	2,000	µ
700	Metro. Wtr. Dist. of So. California Rev., Ser. 2000-B3, (LOC: Wells Fargo Bank NA), 0.19%, due 7/1/35	700	µ
1,070	Mill Valley Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-A, 0.00%, due 8/1/19	902
1,000	Mountain House Pub. Fin. Au. Utils. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	1,026
535	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/1/16 Pre-Refunded 1/1/13	539
565	Nevada & Placer Cos. Irrigation Dist. Cert. of Participation Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.00%, due 1/1/17 Pre-Refunded 1/1/13	569
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.70%, due 9/1/18	475
500	Northstar Comm. Svcs. Dist. Spec. Tax (Comm. Facs. Dist. Number 1), Ser. 2006, 4.75%, due 9/1/19	466
605	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/16 Pre-Refunded 3/1/13	614
635	Oakland Redev. Agcy. Rev. (Coliseum Area Redev. Proj.), Ser. 2003, 5.00%, due 9/1/17 Pre-Refunded 3/1/13	645
1,290	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/17	1,306
1,445	Oceanside Cert. of Participation Ref. Rev., Ser. 2003-A, (AMBAC Insured), 5.25%, due 4/1/14	1,467
1,490	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/24	1,569
1,500	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,662
3,890	Port of Oakland Ref. Rev., Ser. 2002-N, (National Public Finance Guarantee Corp. Insured), 5.00%, due 11/1/13	3,890
440	Roseville Stone Point Comm. Fac. Dist. Number 1 Special Tax Rev., Ser. 2003, 5.70%, due 9/1/17	452
1,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,194
2,600	Sacramento Muni. Utils. Dist. Elec. Rev., Ser. 1997-K, (AMBAC Insured), 5.70%, due 7/1/17	3,143
1,350	San Bernardino Comm. College Dist. G.O. (Election 2002), Ser. 2008-A, 6.25%, due 8/1/24	1,659
400	San Diego Pub. Facs. Fin. Au. Lease Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/19	456
830	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.80%, due 9/1/15	831
820	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 4.90%, due 9/1/16	821
1,000	San Francisco City & Co. Arpts. Commission Int'l Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/21	1,173
2,115	San Francisco City & Co. Redev. Fin. Au. Tax Allocation (San Francisco Redev. Proj.), Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 8/1/18	2,165
2,000	San Francisco City & Co. Unified Sch. Dist. Ref. Rev., Ser. 2012, 4.00%, due 6/15/25	2,251
925	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured), 4.95%, due 12/1/22	928	ß
1,060	San Jose Redev. Agcy. Tax Allocation Ref. (Merged Area Redev. Proj.), Ser. 2006-D, (AMBAC Insured), 5.00%, due 8/1/21	1,081
1,000	San Juan Unified Sch. Dist. G.O, Ser. 2012-C, 4.00%, due 8/1/22	1,136
1,070	San Juan Unified Sch. Dist. G.O, Ser. 2012-C, 4.00%, due 8/1/25	1,180
1,000	San Mateo Union High Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, 0.00%, due 9/1/25	553
1,000	San Rafael City High Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/18	873
1,390	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009, (Assured Guaranty Insured), 5.00%, due 12/1/21	1,586

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
$485	Santa Maria Bonita Sch. Dist. Cert. of Participation (Cap. Imp. & Ref. Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 3/1/14	$487
525	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.40%, due 7/1/13	533
505	Sierra View Local Hlth. Care Dist. Rev., Ser. 2007, 4.50%, due 7/1/14	521
460	South Gate Pub. Fin. Au. Tax Allocation Rev. (South Gate Redev. Proj. Number 1), Ser. 2002, (XLCA Insured), 5.00%, due 9/1/16	471
1,500	Sulphur Springs Union Sch. Dist. Cert. of Participation (Cap. Appreciation), Ser. 2010, (AGM Insured), 0.00%, due 12/1/37	1,527	c
1,250	Sunnyvale Sch. Dist. G.O. (Election 2004), Ser. 2005-A, (AGM Insured), 5.00%, due 9/1/21	1,340
1,300	Tulare Local Hlth. Care Dist., Ser. 2007, 5.00%, due 11/1/20	1,335
2,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/21	2,271
3,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/37	2,489	i
1,500	Vista Unified Sch. Dist. G.O, Ser. 2012, 5.00%, due 8/1/21	1,863
3,500	William S. Hart Union High Sch. Dist. G.O. Cap. Appreciation (Election 2001), Ser. 2005-B, (AGM Insured), 0.00%, due 9/1/26	1,973
2,250	Wiseburn Sch. Dist. G.O. Cap Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	1,265	j
	0.00%, due 8/1/36
		119,223
Florida (0.7%)
525	Lakeland Ed. Facs. Rev. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/24	594	ß

Guam (3.5%)
1,110	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.25%, due 11/1/18	1,233
700	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	744
1,000	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,083
		3,060
Illinois (1.4%)
715	Bartlett Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	737
500	Illinois Fin. Au. Rev. (Navistar Int'l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	520	ß
		1,257
Massachusetts (1.2%)
1,000	Massachusetts St. HFA Rev., Ser. 2010-C, 5.00%, due 12/1/30	1,049

Nevada (1.3%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,150

New Jersey (0.9%)
750	New Jersey St. Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	768	ß

Pennsylvania (2.2%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2,	1,963	b
	0.00%, due 12/1/34
Puerto Rico (14.7%)
2,000	Puerto Rico Commonwealth Aqueduct & Swr. Au. Sr. Lien Rev., Ser. 2012-A, 4.25%, due 7/1/25	1,937
1,500	Puerto Rico Elec. Pwr. Au. Ref. Rev., Ser. 2007-VV, 5.50%, due 7/1/20	1,708
1,000	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	1,022
400	Puerto Rico Ind., Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Int'l American Univ. Proj.), Ser. 2012, 5.00%, due 10/1/21	442	ß

See Notes to Schedule of Investments

Schedule of Investments California Intermediate Municipal Fund Inc.
cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
$1,000	Puerto Rico Ind., Tourist, Ed., Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/15	$1,002	ß
3,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/17	3,008
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/21	1,002
1,500	Puerto Rico Sales Tax Fin. Corp. Rev., Subser. 2009-A, 5.00%, due 8/1/24	1,661
900	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2011 C, 5.00%, due 8/1/21	1,099
		12,881
Tennessee (0.6%)
500	Tennessee Energy Acquisition Corp. Gas Rev., Ser. 2006-A, 5.25%, due 9/1/23	575

Texas (2.2%)
1,750	Love Field Arpt. Modernization Corp. Spec. Fac. Rev. (Southwest Airlines Co. Proj.), Ser. 2010, 5.25%, due 11/1/40	1,894	ß

	Total Investments (165.8%) (Cost $137,633)	145,166	##
	Cash, receivables and other assets, less liabilities (1.6%)	1,374
	Liquidation Value of Auction Market Preferred Shares [(67.4%)]	(59,000)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$87,540

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
Municipal Notes (159.4%)

Alabama (1.2%)

$1,500	Courtland IDB Solid Waste Disp. Rev. (Champion Int'l Corp. Proj.), Ser. 1999, 6.00%, due 8/1/29	$1,506	ß
1,900	Selma IDB Rev. (Int'l Paper Co. Proj.), Ser. 2011-A, 5.38%, due 12/1/35	2,082	ß
		3,588
Arizona (7.8%)
5,000	Arizona Sch. Fac. Board Cert. of Participation, Ser. 2008, (Assured Guaranty Insured), 5.13%, due 9/1/21	5,762
2,265	Arizona Wtr. Infrastructure Fin. Au. Rev. (Wtr. Quality), Ser. 2008-A, 5.00%, due 10/1/22	2,692
5,870	Mohave Co. Ind. Dev. Au. Correctional Fac. Contract Rev. (Mohave Prison LLC Expansion Proj.), Ser. 2008, 7.50%, due 5/1/19	7,165	ß
400	Phoenix-Mesa Gateway Arpt. Au. Spec. Fac. Rev. (Mesa Proj.), Ser. 2012, 5.00%, due 7/1/24	446
1,840	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/18	1,971
1,155	Pinal Co. Cert. of Participation, Ser. 2004, 5.25%, due 12/1/22	1,227
1,750	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	1,754
2,325	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2006, 5.05%, due 7/15/18	2,210
		23,227
California (25.3%)
1,300	California HFA Rev. (Home Mtge.), Ser. 2007-E, 5.00%, due 2/1/42	1,340
2,250	California Hlth. Fac. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2009, 5.00%, due 8/15/39	2,456	ß
1,000	California Hlth. Facs. Fin. Au. Rev. (Childrens Hosp. Los Angeles), Ser. 2012-A, 5.00%, due 11/15/26	1,110	ß
1,725	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Rev. (King City Joint Union High Sch.), Ser. 2010, 5.13%, due 8/15/24	1,868
1,685	California St. G.O., Ser. 2007, (XLCA Insured), 4.50%, due 8/1/27	1,812
1,845	California St. G.O., Ser. 2005, 5.00%, due 3/1/19	2,020
1,500	California St. Pub. Works Board Lease Rev. (Dept. of Gen. Svcs. Cap East End), Ser. 2002-A, (AMBAC Insured), 5.25%, due 12/1/17	1,505
4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,804
1,500	California St. Var. Purp. G.O., Ser. 2012, 4.00%, due 9/1/21	1,718
1,240	California Statewide CDA Hlth. Fac. Rev. (Mem. Hlth. Svcs.), Ser. 2003-A, 6.00%, due 10/1/16 Pre-Refunded 4/1/13	1,269	ß
1,035	California Statewide CDA Rev. (California Baptist Univ. Proj.), Ser. 2007-A, 5.30%, due 11/1/18	1,176	ßØØ
2,000	Emery Unified Sch. Dist. G.O. (Election 2010), Ser. 2011-A, 6.50%, due 8/1/33	2,521
1,515	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev., Ser. 2003-A1, 6.25%, due 6/1/33	1,567
2,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured), 0.00%, due 8/1/40	2,116	h
1,000	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/16	1,062
1,950	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/17	2,084
1,115	Inglewood Pub. Fin. Au. Ref. Rev. (Lease), Ser. 2012, 5.00%, due 8/1/18	1,192
3,620	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM Insured), 0.00%, due 8/1/24	2,157
5,750	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E, (Assured Guaranty Insured), 0.00%, due 8/1/29	4,070	d
2,080	Oakland Redev. Agcy. Sub. Tax Allocation Rev. (Central Dist. Redev. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 9/1/18	2,103
5,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 0.00%, due 8/1/34	4,984	e
2,060	Rocklin Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-B, (National Public Finance Guarantee Corp. Insured), 0.00%, due 8/1/19	1,759
4,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/26	4,778
2,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B, 0.00%, due 8/1/34	1,651	f
740	San Diego Redev. Agcy. Sub. Parking Rev. (Centre City Redev. Proj.), Ser. 2003-B, 5.00%, due 9/1/17	741
2,000	San Francisco City & Co. Arpt. Commission Int'l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/25	2,304

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
$6,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A, 0.00%, due 8/1/32	$3,947	g
3,000	Vernon Elec. Sys. Rev., Ser. 2009-A, 5.13%, due 8/1/21	3,407
9,070	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%, due 8/1/37	7,526	i
5,095	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009, (Assured Guaranty Insured), 0.00%, due 8/1/26	2,828
3,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured), 0.00%, due 8/1/36	1,687	j
		75,562
Colorado (3.5%)
4,220	Colorado Springs Utils. Sys. Sub. Lien Ref. Rev., Ser. 2002-A, (AMBAC Insured), 5.38%, due 11/15/18	4,226
380	Denver City & Co. Arpt. Sys. Ref. Rev., Ser. 1991-D, (XLCA Insured), 7.75%, due 11/15/13	393	ØØ
5,000	Denver City & Co. Arpt. Sys. Rev., Ser. 2011-B, 5.00%, due 11/15/24	5,748
		10,367
District of Columbia (2.8%)
1,615	Dist. of Columbia HFA Rev. (Capitol Hill Towers Proj.), Ser. 2011, (Fannie Mae Insured), 4.10%, due 12/1/26	1,748	ß
3,035	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 3.55%, due 6/1/22	3,040	ß
1,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2008-A, 5.50%, due 10/1/18	1,222
2,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2011-C, 5.00%, due 10/1/26	2,341
		8,351
Florida (3.4%)
1,000	Cityplace Comm. Dev. Dist. Spec. Assessment Rev. Ref., Ser. 2012, 5.00%, due 5/1/26	1,139
1,710	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 5.00%, due 5/1/20	2,026	Ø
1,795	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 5.00%, due 5/1/21	2,123	Ø
1,000	Hillsborough Co. Ind. Dev. Au. IDR (Hlth. Facs.), Ser. 2008-B, 8.00%, due 8/15/32 Pre-Refunded 8/15/19	1,424	ß
1,135	Lakeland Ed. Facs. Rev. Ref. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/27	1,254	ß
2,000	Lee Co. Arpt. Ref. Rev., Ser. 2011-A, 5.63%, due 10/1/25	2,329
		10,295
Georgia (2.5%)
4,575	Henry Co. Wtr. & Swr. Au. Ref. Rev., Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.13%, due 2/1/17 Pre-Refunded 2/1/13	4,721
2,710	Newnan Hosp. Au. Rev. Anticipation Cert. (Newnan Hosp., Inc. Proj.), Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	2,732	ß
		7,453
Guam (2.6%)
1,220	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/20	1,404
650	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/21	746
2,550	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 6.00%, due 7/1/25	2,688
2,630	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	2,848
		7,686
Hawaii (2.6%)
5,200	Hawaii St. Arpt. Sys. Ref. Rev., Ser. 2011, 4.13%, due 7/1/24	5,520
2,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaii Elec. Co., Inc. -Subsidiary), Ser. 2009, 6.50%, due 7/1/39	2,328	ß
		7,848

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
Illinois (12.9%)
$4,215	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	$4,346
180	Chicago G.O. (Unrefunded Bal.), Ser. 2002-A, (AMBAC Insured), 5.38%, due 1/1/17	181
1,970	Cook Co. Township High Sch. Dist. Number 225 Northfield Township, Ser. 2008, 5.00%, due 12/1/25	2,249
5,130	Illinois Ed. Fac. Au. Rev. (Field Museum of Natural History), Ser. 2002, 4.30%, due 11/1/36 Putable 11/1/13	5,282	µß
1,875	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.00%, due 4/1/16	2,055	ß
4,000	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.75%, due 4/1/24	4,535	ß
1,960	Illinois Fin. Au. Rev. (Navistar Int'l Rec. Zone Fac.), Ser. 2010, 6.50%, due 10/15/40	2,037	ß
5,840	Illinois Fin. Au. Rev. (Provena Hlth.), Ser. 2010-A, 6.25%, due 5/1/22	7,087	ß
3,000	Illinois Hlth. Fac. Au. Rev. (Loyola Univ. Hlth. Sys.) (Unrefunded Bal.), Ser. 1997-A,	3,278	ß
	(National Public Finance Guarantee Corp. Insured), 6.00%, due 7/1/14
1,670	Illinois Metro. Pier & Exposition Au. Dedicated St. Tax Ref. Rev., Ser. 1998-A, (FGIC Insured), 5.50%, due 6/15/17	2,023
1,905	Illinois Sports Facs. Au. Cap. Appreciation Rev. (St. Tax Supported), Ser. 2001, (AMBAC Insured), 0.00%, due 6/15/26	1,111
2,110	Pingree Grove Village Rev. (Cambridge Lakes Learning Ctr. Proj.), Ser. 2011, 8.00%, due 6/1/26	2,288	ß
1,850	Will Co. High Sch. Dist. Number 204 G.O. (Joliet Jr. College), Ser. 2011-A, 6.25%, due 1/1/31	2,186
		38,658
Indiana (6.9%)
4,000	Indiana Bond Bank Rev. (Spec. Prog. Clark Mem. Hosp.), Ser. 2009-D, 5.50%, due 8/1/29	4,492	ß
965	Indiana Bond Bank Rev. (Unrefunded Bal. St. Revolving Fund Prog.), Ser. 2001-A, 5.38%, due 2/1/17 Pre-Refunded 2/1/13	987
320	Indiana Bond Bank Rev. (Unrefunded Bal. St. Revolving Fund Prog.), Ser. 2002-B, 5.25%, due 2/1/18 Pre-Refunded 2/1/13	323
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A, 5.00%, due 6/1/32	538	ß
4,000	Indiana Hlth. & Ed. Fac. Fin. Au. Hosp. Ref. Rev. (Clarian Hlth. Oblig. Group), Ser. 2006-B, 5.00%, due 2/15/21	4,430	ß
1,000	Indiana Muni. Pwr. Agcy. Pwr. Supply Sys. Rev., Ser. 2003-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/18	1,007
300	Indiana St. Fin. Au. Rev. (Lease Appropriation), Ser. 2008-A-1, (LOC: JPMorganChase Bank N.A.), 0.24%, due 2/1/39	300	µ
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured), 5.75%, due 12/1/21	4,064
2,580	Indianapolis Local Pub. Imp. Rev. (Indianapolis Arpt. Au. Proj.), Ser. 2003-A, (AGM Insured), 5.63%, due 1/1/17	2,598
2,000	Jasper Hosp. Au. Hosp. Fac. Ref. Rev. (Mem. Hosp. & Hlth. Care Ctr. Proj.), Ser. 2002, (Radian Insured), 5.50%, due 11/1/17	2,006	ß
		20,745
Iowa (4.1%)
1,000	Coralville Urban Renewal Rev., Tax Increment, Ser. 2007-C, 5.00%, due 6/1/15	1,072
5,110	Iowa Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2008, 5.50%, due 8/1/22	6,258
3,445	Iowa Std. Loan Liquidity Corp. Rev., Ser. 2011-A1, 5.00%, due 12/1/21	3,848
1,005	Kirkwood Comm. College Iowa New Jobs Training Cert. G.O. (Merged Area X), Ser. 2007-1B, 5.00%, due 6/1/17	1,083
		12,261
Kentucky (0.0%)
10	Shelby Co. Lease Rev., Ser. 2004-A, (LOC: U.S. Bank), 0.23%, due 9/1/34	10	µ

Louisiana (0.6%)
1,500	Louisiana Local Gov't Env. Fac. & Comm. (Westlake Chemical Corp.), Ser. 2010-A2, 6.50%, due 11/1/35	1,753	ß

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
Maine (0.8%)
$2,400	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2005, 6.25%, due 1/1/25 Putable 2/1/17	$2,445	µß
Maryland (0.8%)
2,400	Prince Georges Co. Hsg. Au. Multi-Family Rev. (Bristol Pines Apts. Proj.), Ser. 2005, (Fannie Mae Insured), 4.85%, due 12/15/38 Putable 12/15/23	2,541	µß

Massachusetts (7.8%)
3,555	Massachusetts St. Ed. Fin. Au. Rev., Ser. 2011-J, 5.00%, due 7/1/23	3,867
5,000	Massachusetts St. Ed. Fin. Au. Rev., Ser. 2012-J, 4.70%, due 7/1/26	5,198
1,850	Massachusetts St. G.O., Ser. 2002-E, (National Public Finance Guarantee Corp. Insured), 5.38%, due 1/1/18 Pre-Refunded 1/1/13	1,865
5,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 4.90%, due 12/1/25	5,288
1,375	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 5.00%, due 12/1/30	1,442
530	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Milford-Whitinsville Reg. Hosp.), Ser. 1998-C, 5.75%, due 7/15/13	531	ß
5,030	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	5,046
140	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (Unrefunded Bal. Rev. Pool Prog.), Ser. 2001-7, 5.25%, due 2/1/16	140
		23,377
Michigan (3.1%)
1,375	Macomb Co. New Haven Comm. Sch. Bldg. & Site G.O., Ser. 2002, 5.25%, due 5/1/17 Pre-Refunded 11/1/12	1,375
2,000	Oakland Co. Econ. Dev. Corp. Ltd. Oblig. Rev. (Michigan Motion Picture Studios Proj. Rec. Zone), Ser. 2010-A, 7.00%, due 8/1/40	2,000	ß
2,000	Summit Academy North Pub. Sch. Academy Ref. Rev., Ser. 2005, 5.25%, due 11/1/20	2,014
430	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.00%, due 11/1/15	440	ØØ
3,600	Univ. of Michigan Rev., Ser. 2012-B, (LOC: Northern Trust Co.), 0.20%, due 4/1/42	3,600	µ
		9,429
Minnesota (3.3%)
2,000	Maple Grove Hlth. Care Sys. Rev. (Maple Grove Hosp. Corp.), Ser. 2007, 5.00%, due 5/1/17	2,246	ß
2,250	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children's Hlth. Care Facs.), Ser. 2010-A1, (AGM Insured), 4.50%, due 8/15/24	2,566	ß
2,540	St. Paul Port Au. Lease Rev. (Office Bldg.), Ser. 2002, 5.00%, due 12/1/17	2,549
2,500	Wayzata Sr. Hsg. Enhanced Deposit Rev. (Folkestone Sr. Living Comm.), Ser. 2012-B, 4.88%, due 5/1/19	2,517	ß
		9,878
Mississippi (1.7%)
4,000	Mississippi Bus. Fin. Corp. Gulf Opportunity Zone Rev., Ser. 2009-A, 4.70%, due 5/1/24	4,473	ß
500	Mississippi Dev. Bank Spec. Oblig. (Wilkinson Co. Correctional), Ser. 2008-D, 5.00%, due 8/1/15	562	ß
		5,035
Missouri (4.7%)
3,495	Bi State Dev. Agcy. Metro. Dist. Rev. (Metrolink Cross Co. Proj.), Ser. 2002-B, (AGM Insured), 5.25%, due 10/1/16	3,645
2,425	Branson Dev. Fin. Board Infrastructure Fac. Board Rev., Ser. 2003-A, 5.00%, due 12/1/17 Pre-Refunded 12/1/12	2,433
1,250	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Drinking Wtr.), Ser. 2002-B, 5.50%, due 7/1/16 Pre-Refunded 1/1/13	1,260

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
$750	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR (Unrefunded Bal. Drinking Wtr.), Ser. 2002- B, 5.50%, due 7/1/16	$756
2,275	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	2,509	ß
110	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-III, (FHA Insured), 5.05%, due 12/1/15	110
165	Missouri St. Hsg. Dev. Comm. Multi-Family Hsg. Rev., Ser. 2001-II, (FHA Insured), 5.25%, due 12/1/16	165	k
2,965	Missouri St. Univ. Auxiliary Enterprise Sys. Rev., Ser. 2007-A, (XLCA Insured), 5.00%, due 4/1/26	3,316
		14,194
Nevada (2.0%)
1,635	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 6.50%, due 6/15/17	1,811
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	4,077
		5,888
New Hampshire (0.9%)
2,600	New Hampshire Hlth. & Ed. Fac. Au. Rev. (Dartmouth-Hitchcock Clinic), Ser. 2009, 5.00%, due 8/1/19	2,785	ß

New Jersey (5.7%)
2,500	New Jersey Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	2,560	ß
6,900	New Jersey Ed. Fac. Au. Rev. (Stevens Institute of Technology), Ser. 2002-C, 5.25%, due 7/1/17 Pre-Refunded 7/1/13	7,124	ß
7,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2012-1A, 4.38%, due 12/1/26	7,286
		16,970
New York (8.6%)
500	JPMorganChase Putters/Drivers Trust Var. Sts. G.O. (Putters), Ser. 2012-4075,	500	ñµ
	(LOC: JPMorganChase Bank N.A.), 0.23%, due 8/1/13
320	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	330
2,580	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/14	2,647	ß
1,200	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 2002-A4, (LOC: TD Bank N.A.), 0.20%, due 11/1/29	1,200	µ
60	New York G.O., Ser. 2002-C, 5.50%, due 8/1/15 Pre-Refunded 2/1/13	61
3,190	New York G.O. (Unrefunded Bal.), Ser. 2002-C, 5.50%, due 8/1/15	3,230
1,100	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
1,700	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/20 Pre-Refunded 3/15/13	1,732
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/33	4,442	ß
2,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.85%, due 11/1/41	2,144
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,398
710	Newburgh G.O., Ser. 2012-A, 5.00%, due 6/15/20	757
495	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/20	528
520	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/21	550
550	Newburgh G.O. (Deficit Liquidation), Ser. 2012-B, 5.00%, due 6/15/22	578
1,435	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/23	1,660	ß
3,000	Tobacco Settlement Fin. Corp., Ser. 2003-B-1C, 5.50%, due 6/1/21	3,086
		25,843
North Carolina (2.4%)
5,250	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Rev., Ser. 2009-A, 5.00%, due 1/1/26	5,998
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, (Assured Guaranty Insured), 5.63%, due 6/1/24	1,168
		7,166

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
Ohio (0.8%)
$2,060	Cleveland Arpt. Sys. Rev. Ref., Ser. 2012-A, 5.00%, due 1/1/27	$2,345

Oregon (0.2%)
500	Oregon St. Hsg. & Comm. Svcs. Dept. Multi-Family Rev., Ser. 2012-B, (FHA Insured), 3.50%, due 7/1/27	500

Pennsylvania (4.4%)
565	Delaware River Joint Toll Bridge Comm. Sys. Rev., Ser. 2003, 5.25%, due 7/1/18 Pre-Refunded 7/1/13	584
435	Delaware River Joint Toll Bridge Comm. Sys. Rev. (Unrefunded Bal.), Ser. 2003, 5.25%, due 7/1/18	449
500	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.), Ser. 2012, 3.50%, due 5/1/25	506	ß
350	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.), Ser. 2012, 3.60%, due 5/1/26	355	ß
2,000	Lancaster Co. Hosp. Au. Rev. (Brethren Village Proj.), Ser. 2008-A, 6.10%, due 7/1/22	2,166	ß
3,430	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	3,561
2,625	Pennsylvania Econ. Dev. Fin. Au. Exempt Facs. Rev. Ref. (Amtrak Proj.), Ser. 2012-A, 5.00%, due 11/1/24	3,009	ß
1,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	981	b
275	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 4.00%, due 4/1/17	283	ß
895	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 5.00%, due 4/1/22	952	ß
415	Philadelphia Au. For Ind. Dev. Rev. (Discovery Charter Sch. Proj.), Ser. 2012, 5.50%, due 4/1/27	448	ß
		13,294
Puerto Rico (5.1%)
6,000	Puerto Rico Commonwealth Aqueduct & Swr. Au. Sr. Lien Rev., Ser. 2012-A, 4.25%, due 7/1/25	5,811
7,000	Puerto Rico Commonwealth G.O. Ref. (Pub. Imp.), Ser. 2012-A, 5.50%, due 7/1/26	7,430
750	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	766
1,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2011-C, 5.00%, due 8/1/21	1,221
		15,228
Rhode Island (1.4%)
4,000	Rhode Island St. Hsg. & Mtge. Fin. Corp. Rev. (Homeownership Opportunity), Ser. 2012-63-A, 3.50%, due 10/1/27	4,061
South Carolina (0.7%)
2,140	Mt. Pleasant Town Waterworks & Swr. Sys. Ref. & Imp. Rev., Ser. 2002, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/1/17	2,148

Tennessee (2.9%)
1,655	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev., Ser. 2002-A, (AGM Insured), 5.50%, due 1/1/18 Pre-Refunded 1/1/13	1,668	ß
1,360	Knox Co. Hlth. Ed. & Hsg. Fac. Board Hosp. Fac. Rev. (Unrefunded Bal.), Ser. 2002-A, (FSA Insured), 5.50%, due 1/1/18	1,367
2,705	Memphis-Shelby Co. Arpt. Au. Arpt. Rev., Ser. 2010-B, 5.50%, due 7/1/19	3,233
2,000	Tennessee St. Energy Acquisition Corp. Gas Rev., Ser. 2006-A, 5.25%, due 9/1/23	2,299
		8,567
Texas (10.5%)
4,145	Anson Ed. Fac. Corp. Std. Hsg. Rev. (Univ. of Texas at Dallas-Waterview Park Proj.), Ser. 2002, (ACA Insured), 5.00%, due 1/1/23	4,154	ß
3,600	Corpus Christi Tax & Muni. Hotel Occupancy Tax G.O., Ser. 2002, (AGM Insured), 5.50%, due 9/1/17	3,614
1,935	Dallas-Fort Worth Int'l Arpt. Imp. Rev., Ser. 2004-B, (AGM Insured), 5.50%, due 11/1/18	2,076
2,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-B, 4.75%, due 11/1/42	2,020	ß

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
$500	Gulf Coast Ind. Dev. Au. Rev. (CITGO Petroleum Proj.), Ser. 1995, 4.88%, due 5/1/25	$504	ß
735	Harris Co. Hlth. Facs. Dev. Au. (Texas Children's Hosp. Foundation), Ser. 2008-2, (LOC: Wells Fargo Bank N.A.), 0.23%, due 10/1/41	735	µß
2,300	Harris Co. Perm. Imp. Ref. G.O., Ser. 2008-B, 5.00%, due 10/1/19 Pre-Refunded 10/1/18	2,859
2,900	Harris Co. Toll Road Sr. Lien Rev., Ser. 2008-B, 5.00%, due 8/15/33	3,325
610	HFDC Ctr. Texas, Inc. Retirement Fac. Rev., Ser. 2006-A, 5.25%, due 11/1/15	633	ß
650	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation), Ser. 2012-A, 4.00%, due 2/15/22	671	ß
1,000	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation), Ser. 2012-A, 5.00%, due 2/15/32	1,081	ß
1,000	Houston Pub. Imp. Ref. G.O., Ser. 2008-A, 5.00%, due 3/1/20	1,191
3,000	North Texas Tollway Au. Dallas North Tollway Sys. Rev., Ser. 2005-C, 6.00%, due 1/1/23	3,614
950	Northwest Texas Independent Sch. Dist. Sch. Bldg., Ser. 2002, (PSF Insured), 5.50%, due 8/15/17 Pre-Refunded 2/15/13	964
50	Northwest Texas Independent Sch. Dist. Sch. Bldg. (Unrefunded Bal.), Ser. 2002, (PSF Insured), 5.50%, due 8/15/17	51
500	San Leanna Ed. Fac. Corp. Higher Ed. Ref. Rev., (St. Edwards Univ. Proj.), Ser. 2007, 5.00%, due 6/1/19	557	ß
1,000	Trinity River Au. Imp. & Ref. Rev. (Tarrant Co. Wtr. Proj.), Ser. 2003, (National Public Finance Guarantee Corp. Insured), 5.50%, due 2/1/16 Pre-Refunded 2/1/13	1,013
1,085	Tyler Hlth. Fac. Dev. Corp. Hosp. Rev. (Mother Frances Hosp. Reg. Hlth. Care Ctr. Proj.), Ser. 2003, 5.25%, due 7/1/13	1,116	ß
1,175	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/35	1,346
		31,524
Utah (2.2%)
3,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%, due 2/15/28	3,556	ß
1,200	Uintah Co. Muni. Bldg. Au. Lease Rev., Ser. 2008, 5.25%, due 6/1/20	1,383
460	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.00%, due 7/1/20	489
415	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.25%, due 7/1/21	447
600	Utah Hsg. Corp. Single Family Mtge. Rev., Ser. 2011-A2, Class I, 5.45%, due 7/1/22	646
		6,521
Vermont (0.6%)
1,600	Vermont Std. Assist. Corp. Ed. Loan Rev., Ser. 2012-A, 5.00%, due 6/15/21	1,729

Virginia (2.0%)
5,000	JPMorganChase Putters/Drivers Trust Rev. Var. Sts. (Putters), Ser. 2012-4259, (LOC: JPMorganChase Bank N.A.), 0.19%, due 8/1/13	5,000	ñµ
1,000	Virginia Beach Dev. Au. Residential Care Fac. Mtge. Ref. Rev. (Westminster-Canterbury of Hampton Roads, Inc.), Ser. 2005, 5.00%, due 11/1/22	1,038	ß
		6,038
Washington (3.5%)
1,000	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2003, 6.00%, due 12/1/23	1,031
1,600	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2007, 5.63%, due 12/1/25	1,769
1,625	Skagit Co. Pub. Hosp. Dist. Number 1 Ref. Rev., Ser. 2003, 6.00%, due 12/1/18	1,688
2,525	Washington St. Higher Ed. Fac. Au. Ref. Rev. (Whitworth Univ. Proj.), Ser. 2009, 5.38%, due 10/1/29	2,799	ß
3,125	Washington St. Hlth. Care Fac. Au. Rev. (Yakima Valley Mem. Hosp. Assoc.), Ser. 2002, (ACA Insured), 5.00%, due 12/1/17 Pre-Refunded 12/1/12	3,136	ß
		10,423
West Virginia (0.4%)
1,000	West Virginia Sch. Bldg. Au. Excess Lottery Rev., Ser. 2008, 5.00%, due 7/1/19	1,198

See Notes to Schedule of Investments

Schedule of Investments Intermediate Municipal Fund Inc. cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
Wisconsin (4.2%)
$1,100	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/35	$1,249	ß
1,225	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College), Ser. 2010-A, 6.13%, due 6/1/39	1,387	ß
1,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Franciscan Sisters Hlth. Care), Ser. 2007, 5.00%, due 9/1/14	1,071	ßØØ
5,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.), Ser. 2008-B3, 5.00%, due 10/1/30	5,580	ß
3,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc.), Ser. 2009, 5.63%, due 12/1/29	3,346	ß
		12,633
Wyoming (1.7%)
4,895	Wyoming Comm. Dev. Au. Hsg. Rev., Ser. 2006-6, 5.00%, due 12/1/21	5,032

Other (0.8%)
3,000	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	2,422	#
	Total Investments (159.4%) (Cost $441,965)	477,018	##
	Cash, receivables and other assets, less liabilities (0.6%)	1,601
	Liquidation Value of Auction Market Preferred Shares [(60.0%)]	(179,400)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$299,219

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z

Municipal Notes (160.3%)

Arizona (0.7%)
$500	Verrado Comm. Fac. Dist. Number 1 G.O., Ser. 2003, 6.15%, due 7/15/17	$501

California (4.7%)
3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured), 0.00%, due 8/1/24	1,952
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25	1,629
		3,581
Guam (3.8%)
500	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2005, 5.50%, due 7/1/16	531
1,000	Guam Gov't Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,083
1,135	Guam Gov't Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/19	1,286
		2,900
Illinois (1.0%)
715	Bartlett Sr. Lien Tax Increment Ref. Rev. (Quarry Redev. Proj.), Ser. 2007, 5.35%, due 1/1/17	737

Massachusetts (1.4%)
1,000	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 5.00%, due 12/1/30	1,049

Nevada (1.5%)
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	1,150

New York (132.2%)
2,964	Albany IDA Civic Fac. Rev. (Charitable Leadership Foundation Ctr. for Med. Science Proj.), Ser. 2002-A, 6.00%, due 7/1/19	1,804	Ñß‡
500	Cattaraugus Co. IDA Civic Fac. Rev. (St. Bonaventure Univ. Proj.), Ser. 2006-A, 5.00%, due 5/1/23	524	ß
500	Clarkstown Central Sch. Dist. G.O., Ser. 2012, 4.00%, due 10/15/19	588
1,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/21	1,194	ß
1,000	Erie Co. IDA Sch. Fac. Rev. (Buffalo City Sch. Dist.), Ser. 2009-A, 5.25%, due 5/1/25	1,215
1,270	Geneva Dev. Corp. Rev. (Hobart & William Smith College Proj.), Ser. 2012, 5.00%, due 9/1/21	1,526	ß
1,500	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.), Ser. 2009, 5.75%, due 7/1/23	1,796	ß
580	Islip, G.O., Ser. 2012, 3.00%, due 8/1/25	601
1,050	Long Island Pwr. Au. Elec. Sys. Gen. Rev., Ser. 2006-E, (BHAC Insured), 5.00%, due 12/1/21	1,206
365	Lyons Comm. Hlth. Initiatives Corp. Fac. Rev., Ser. 2004, 5.50%, due 9/1/14	377
2,000	Metropolitan Trans. Au. Rev., Ser. 2012-F, 5.00%, due 11/15/21	2,445
1,000	Monroe Co. IDA Civic Fac. Rev. (Highland Hosp. of Rochester), Ser. 2005, 5.00%, due 8/1/15	1,104	ß
980	Monroe Co. IDA Std. Hsg. Rev. (Collegiate Hsg. Foundation—Rochester Institute of	980	ß
	Technology Proj.), Ser. 1999-A, 5.25%, due 4/1/19
1,120	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2012-A, 5.00%, due 6/1/23	1,301	ß
210	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College), Ser. 2012-A, 5.00%, due 6/1/25	240	ß
1,000	Monroe Co. Newpower Corp. Pwr. Fac. Rev., Ser. 2003, 5.10%, due 1/1/16	1,022
1,000	Monroe Co. Pub. Imp. Ref. G.O., Ser. 1996, 6.00%, due 3/1/13	1,017
335	New York City G.O., Ser. 2002-A, 5.75%, due 8/1/16	336
100	New York City G.O., Ser. 2006-I3, (LOC: Bank of America N.A.), 0.22%, due 4/1/36	100	µ
950	New York City G.O., Ser. 2009-B, 5.00%, due 8/1/22	1,146
1,000	New York City G.O., Ser. 2009-E, 5.00%, due 8/1/21	1,216
4,000	New York City Hsg. Dev. Corp. Multi-Family Hsg. Rev., Ser. 2002-E2, 5.05%, due 11/1/23	4,000
1,000	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA	1,030	ß
	Insured), 5.50%, due 6/1/15
1,030	New York City IDA Civic Fac. Rev. (Lycee Francais de New York Proj.), Ser. 2002-A, (ACA Insured), 5.50%, due 6/1/17	1,054	ß

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
$2,920	New York City IDA Civic Fac. Rev. (Packer Collegiate Institute Proj.), Ser. 2002, (AMBAC Insured), 5.00%, due 6/1/22	$2,926	ß
2,000	New York City IDA Spec. Fac. Rev. (Term. One Group Assoc. Proj.), Ser. 2005, 5.50%, due 1/1/19 Putable 1/1/16	2,182	µß
960	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev., Ser. 1992-A, (AMBAC Insured), 5.88%, due 6/15/13	993
800	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds), Ser. 2006-CC2, (LOC: Bank of Nova Scotia), 0.21%, due 6/15/38	800	µ
900	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Ser. 2002-A4, (LOC: TD Bank N.A.), 0.20%, due 11/1/29	900	µ
660	New York City Transitional Fin. Au. Rev. (NYC Rec.), Ser. 2002-3B, (LOC: Wells Fargo Bank N.A.), 0.19%, due 11/1/22	660	µ
280	New York City Transitional Fin. Au. Rev. (NYC Rec.), Ser. 2002-1C, (LOC: JP Morgan Chase Bank N.A.), 0.25%, due 11/1/22	280	µ
1,400	New York City Trust for Cultural Res. Ref. Rev. (American Museum of Natural History), Ser. 2008-A2, (LOC: JPMorgan Chase Bank N.A.), 0.22%, due 4/1/27	1,400	µß
660	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	0	#‡
2,000	New York St. Dorm. Au. Court Fac. Lease Rev. (New York City Issue), Ser. 2003-A, 5.50%, due 5/15/17 Pre-Refunded 5/15/13	2,056
1,290	New York St. Dorm. Au. Insured Rev. (Long Island Univ.), Ser. 2003-A, (Radian Insured), 5.25%, due 9/1/15	1,293	ß
1,235	New York St. Dorm. Au. Insured Rev. (The Culinary Institute of America), Ser. 1999, (National Public Finance Guarantee Corp. Insured), 5.38%, due 7/1/15	1,239	ß
3,000	New York St. Dorm. Au. Ref. Rev. (North Gen. Hosp. Proj.), Ser. 2003, 5.75%, due 2/15/17	3,041	ß
250	New York St. Dorm. Au. Rev. (Brookdale Hosp. Med. Ctr.), Ser. 1998-J, 5.20%, due 2/15/16	251	ß
1,115	New York St. Dorm. Au. Rev. (City Univ. Sys. Proj.), Ser. 1995-A, 5.63%, due 7/1/16	1,253
1,980	New York St. Dorm. Au. Rev. (New York Med. College Proj.), Ser. 1998, (National Public Finance Guarantee Corp. Insured), 5.00%, due 7/1/21	1,982	ß
500	New York St. Dorm. Au. Rev. (North Shore-Long Island Jewish Oblig. Group), Ser. 2003, 5.00%, due 5/1/18	509	ß
2,855	New York St. Dorm. Au. Rev. (Rivington House Hlth. Care Fac.), Ser. 2002, (SONYMA Insured), 5.25%, due 11/1/15	2,980	ß
10	New York St. Dorm. Au. Rev. (Sch. Dist. Financing Proj.), Ser. 2002-A, (National Public Finance Guarantee Corp. Insured), 5.75%, due 10/1/17	10
1,910	New York St. Dorm. Au. Rev. (SS Joachim & Anne Residence Proj.), Ser. 2002, (LOC: Allied Irish Banks), 4.60%, due 7/1/16	1,911	ß
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009, 5.00%, due 7/1/24	553	ß
650	New York St. Dorm. Au. Rev. Non St. Supported Debt (Miriam Osborn Mem. Home Assoc.), Ser. 2012, 5.00%, due 7/1/27	711	ß
900	New York St. Dorm. Au. Rev. Non St. Supported Debt (Montefiore Med. Ctr.), Ser. 2008, (FHA Insured), 5.00%, due 8/1/21	1,047	ß
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009, 5.25%, due 7/1/24	1,797	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group), Ser. 2011-A, 4.38%, due 5/1/26	2,163	ß
1,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2006-A, 5.00%, due 7/1/20	1,123	ß
920	New York St. Dorm. Au. Rev. Non St. Supported Debt (NYU Hosp. Ctr.), Ser. 2007-B, 5.25%, due 7/1/24	1,008	ß
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. John's Univ.), Ser. 2007-C, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/1/19	2,483	ß
2,600	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2003-A, 5.38%, due 3/15/17 Pre-Refunded 3/15/13	2,649
2,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/26	2,464
2,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-D, 3.00%, due 2/15/21	2,200
2,000	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking), Ser. 2012-A, 4.00%, due 6/15/26	2,301
1,615	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.50%, due 11/1/29	1,727
700	New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 2007-142, (LOC: Barclays Bank), 0.23%, due 10/1/37	700	µ

See Notes to Schedule of Investments

Schedule of Investments New York Intermediate Municipal Fund Inc.
cont'd

PRINCIPAL AMOUNT (000's omitted)	SECURITY	VALUE† (000's omitted)z
$1,230	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/23	$1,422
1,295	New York St. Muni. Bond Bank Agcy., Subser. 2009-B1, 5.00%, due 12/15/24	1,490
1,475	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2007-B, 5.00%, due 4/1/20	1,767
1,090	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2009-B, 5.00%, due 4/1/19	1,331
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,499
965	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2008-A1, 5.00%, due 12/15/23	1,140
1,375	New York Tobacco Settlement Fin. Corp., Ser. 2003-B1C, 5.50%, due 6/1/22	1,414
785	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/22	825
640	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/25	726	ß
300	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/26	339	ß
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/19	1,206	ß
1,000	Saratoga Co. IDA Civic Fac. Rev. (Saratoga Hosp. Proj.), Ser. 2007-B, 5.00%, due 12/1/22	1,111	ß
875	Syracuse IDA Civic Fac. Rev. (Syracuse Univ. Proj.), Ser. 2008-A2, (LOC: JPMorgan Chase Bank N.A.), 0.22%, due 12/1/37	875	µß
1,570	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured), 4.75%, due 1/1/24	1,693
2,000	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23	2,294
1,230	Ulster Co. Res. Rec. Agcy., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16 Pre-Refunded 3/1/13	1,250
305	Ulster Co. Res. Rec. Agcy., Ser. 2002, (AMBAC Insured), 5.25%, due 3/1/16	309
1,405	United Nations Dev. Corp. Rev., Ser. 2009-A, 5.00%, due 7/1/22	1,625
1,000	Westchester Co. IDA Continuing Care Retirement Comm. Rev. (Kendal on Hudson Proj.), Ser. 2003-B, 6.50%, due 1/1/34 Putable 1/1/13	1,004	µß
		100,734
Pennsylvania (2.6%)
2,000	Pennsylvania St. Turnpike Commission Turnpike Rev. (Cap. Appreciation), Subser. 2010-B2, 0.00%, due 12/1/34	1,963	b

Puerto Rico (9.9%)
2,000	Puerto Rico Commonwealth Aqueduct & Swr. Au. Sr. Lien Rev., Ser. 2012-A, 4.25%, due 7/1/25	1,937
1,500	Puerto Rico Commonwealth Gov't Dev. Bank, Ser. 1985, (National Public Finance Guarantee Corp. Insured), 4.75%, due 12/1/15	1,547
1,050	Puerto Rico Commonwealth Ref. G.O. (Pub. Imp.), Ser. 2001-A, (XLCA Insured), 5.50%, due 7/1/17	1,145
750	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/35	766
1,060	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Rev. (Polytechnic Univ. of Puerto Rico Proj.), Ser. 2002-A, (ACA Insured), 5.25%, due 8/1/16	1,062	ß
1,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Subser. 2009-A, 5.00%, due 8/1/24	1,108
		7,565
Texas (2.5%)
1,750	Love Field Arpt. Modernization Corp. Spec. Fac. Rev. (Southwest Airlines Co. Proj.), Ser. 2010, 5.25%, due 11/1/40	1,895	ß
	Total Investments (160.3%) (Cost $117,609)	122,075	##
	Cash, receivables and other assets, less liabilities (3.0%)	2,347
	Liquidation Value of Auction Market Preferred Shares [(63.3%)]	(48,250)
	Total Net Assets Applicable to Common Shareholders (100.0%)	$76,172

See Notes to Schedule of Investments

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman California Intermediate Municipal Fund Inc. ("California"), Neuberger Berman Intermediate Municipal Fund Inc. ("Intermediate") and Neuberger Berman New York Intermediate Municipal Fund Inc. ("New York") (each individually a "Fund" and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments
	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	●	Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in municipal securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 inputs used by an independent pricing service to value municipal securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Fund's Board of Directors (each Fund's Board of Directors, a "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments cont'd

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2012:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3	Total
California
Investments:
Municipal Notes^	$—	$145,166	$—	$145,166
Total Investments	—	145,166	—	145,166
Intermediate
Investments:
Municipal Notes^	—	477,018	—	477,018
Total Investments	—	477,018	—	477,018
New York
Investments:
Municipal Notes^	—	122,075	—	122,075
Total Investments	—	122,075	—	122,075

^	The Schedule of Investments provides information on the state categorization for the portfolio.

The Funds had no transfers between Levels 1 and 2 during the year ended October 31, 2012.

##	At October 31, 2012, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
California	$137,638	$7,826	$298	$7,528
Intermediate	441,971	37,672	2,625	35,047
New York	117,757	6,422	2,104	4,318

ß	Security is guaranteed by the corporate or non-profit obligor.

ñ
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2012, these securities amounted to approximately $600,000 or 0.7% of net assets applicable to common shareholders for California and approximately $5,500,000 or 1.8% of net assets applicable to common shareholders for Intermediate.

Ñ
These securities have been deemed by the investment manager to be illiquid. At October 31, 2012, these securities amounted to approximately $1,804,000 or 2.4% of net assets applicable to common shareholders for New York.

Ø
All or a portion of this security was purchased on a when-issued basis. At October 31, 2012, these securities amounted to $4,149,000 or 1.4% of net assets applicable to common shareholders for Intermediate.

ØØ	All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments.

See Notes to Financial Statements

Notes to Schedule of Investments cont'd

µ
Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2012, and at their final maturity dates.

b	Currently a zero coupon security; will convert to 6.00% on December 1, 2015.

c	Currently a zero coupon security; will convert to 6.50% on December 1, 2015.

d	Currently a zero coupon security; will convert to 5.50% on August 1, 2021.

e	Currently a zero coupon security; will convert to 6.38% on August 1, 2016.

f	Currently a zero coupon security; will convert to 6.38% on August 1, 2019.

g	Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

h	Currently a zero coupon security; will convert to 6.75% on August 1, 2015.

I	Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

j	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

k	Security is subject to a guarantee provided by Bayerische Landesbank, backing 100% of the total principal.

z	A zero balance may reflect actual amounts rounding to less than $1,000.

‡	Security had an event of default.

#
Restricted securities subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be illiquid.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of October 31, 2012	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of October 31, 2012
Intermediate	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	$1,100	0.4%	$0	0.0%

	Non-Profit Pfd. Fdg. Trust I, Ser. 2006-C, 4.72%, due 9/15/37	10/2/2006	3,000	1.0	2,422	0.8

See Notes to Financial Statements

Notes to Schedule of Investments cont'd
(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of October 31, 2012	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of October 31, 2012
New York	New York Liberty Dev. Corp. Rev. (Nat'l Sports Museum Proj.), Ser. 2006-A, 6.13%, due 2/15/19	8/4/2006	$660	0.9	$0	0.0%

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman
(000's omitted except per share amounts)

	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	October 31, 2012	October 31, 2012	October 31, 2012
Assets
Investments in securities, at value* (Note A)— see Schedule of Investments:
Unaffiliated issuers	$145,166	$477,018	$122,075
Cash	93	92	81
Interest receivable	1,635	6,710	1,725
Receivable for securities sold	170	555	1,015
Prepaid expenses and other assets	7	21	4
Total Assets	147,071	484,396	124,900
Liabilities
Distributions payable—preferred shares	4	7	7
Distributions payable—common shares	376	1,312	329
Payable for securities purchased	—	4,151	—
Payable to investment manager—net (Note B)	25	81	21
Payable to administrator (Note B)	37	122	32
Accrued expenses and other payables	89	104	89
Total Liabilities	531	5,777	478
Auction Market Preferred Shares Series A & B at liquidation value
3,000, 8,000 and 3,000 shares authorized, 2,360, 7,176 and 1,930 shares issued and outstanding for California, Intermediate and New York, respectively;
$.0001 par value, $25,000 liquidation value per share (Note A)	59,000	179,400	48,250
Net Assets applicable to Common Shareholders	$87,540	$299,219	$76,172
Net Assets applicable to Common Shareholders consist of:
Paid-in capital—common shares	$78,877	$267,508	$71,981
Undistributed net investment income (loss)	2,424	10,112	1,470
Accumulated net realized gains (losses) on investments	(1,294)	(13,454	(1,745)
Net unrealized appreciation (depreciation) in value of investments	7,533	35,053	4,466
Net Assets applicable to Common Shareholders	$87,540	$299,219	$76,172
Common Shares Outstanding ($.0001 par value; 999,997,000, 999,992,000 and 999,997,000 shares authorized for California, Intermediate and New York, respectively)	5,522	18,744	5,067
Net Asset Value Per Common Share Outstanding	$15.85	$15.96	$15.03
*Cost of Investments	$137,633	$441,965	$117,609

See Notes to Financial Statements

Statements of Operations
Neuberger Berman
(000's omitted)
	CALIFORNIA INTERMEDIATE MUNICIPAL FUND	INTERMEDIATE MUNICIPAL FUND	NEW YORK INTERMEDIATE MUNICIPAL FUND
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2012	For the Year Ended October 31, 2012
Investment Income:
Income (Note A):
Interest income	$6,031	$21,508	$4,996
Expenses:
Investment management fees (Note B)	363	1,177	309
Administration fees (Note B)	435	1,412	370
Auction agent fees (Note A)	87	272	70
Audit fees	63	63	63
Basic maintenance expense (Note A)	25	25	25
Custodian fees (Note A)	76	159	66
Insurance expense	8	27	7
Legal fees	30	98	27
Shareholder reports	32	59	31
Stock exchange listing fees	2	8	2
Stock transfer agent fees	19	19	19
Directors' fees and expenses	53	53	53
Miscellaneous	27	28	24
Total expenses	1,220	3,400	1,066
Investment management fees waived (Note B)	(73)	(235)	(62)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1)	(1)	—
Total net expenses	1,146	3,164	1,004
Net investment income (loss)	$4,885	$18,344	$3,992
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(510)	(3,170)	(392)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	4,472	21,661	3,200
Net gain (loss) on investments	3,962	18,491	2,808
Distributions to Preferred Shareholders	(145)	(445)	(121)
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	$8,702	$36,390	$6,679

See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman
(000's omitted)
	CALIFORNIA INTERMEDIATE MUNICIPAL FUND		INTERMEDIATE MUNICIPAL FUND
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$4,885	$5,441	$18,344	$18,669
Net realized gain (loss) on investments	(510)	240	(3,170)	698
Change in net unrealized appreciation (depreciation) of investments	4,472	(1,889)	21,661	(4,684)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(145)	(197)	(445)	(598)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	8,702	3,595	36,390	14,085
Distributions to Common Shareholders From (Note A):
Net investment income	(4,500)	(4,496)	(15,727)	(15,682)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	211	22	1,040	212
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	4,413	(879)	21,703	(1,385)
Net Assets Applicable to Common Shareholders:
Beginning of year	83,127	84,006	277,516	278,901
End of year	$87,540	$83,127	$299,219	$277,516
Undistributed net investment income (loss) at end of year	$2,424	$2,184	$10,112	$7,935

See Notes to Financial Statements

	NEW YORK INTERMEDIATE MUNICIPAL FUND
	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets Applicable to Common Shareholders:
From Operations (Note A):
Net investment income (loss)	$3,992	$4,476
Net realized gain (loss) on investments	(392)	(7)
Change in net unrealized appreciation (depreciation) of investments	3,200	(2,182)
Distributions to Preferred Shareholders From (Note A):
Net investment income	(121)	(161)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	6,679	2,126
Distributions to Common Shareholders From (Note A):
Net investment income	(3,946)	(3,937)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions	308	—
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders	3,041	(1,811
Net Assets Applicable to Common Shareholders:
Beginning of year	73,131	74,942
End of year	$76,172	$73,131
Undistributed net investment income (loss) at end of year	$1,470	$1,545

Notes to Financial Statements Intermediate Municipal Closed-End Funds

Note A—Summary of Significant Accounting Policies:

1
General: The Funds were organized as Maryland corporations on July 29, 2002. California and New York are registered as non-diversified, closed-end management investment companies and Intermediate is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund's Board may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4
Income tax information: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of October 31, 2012, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, capital loss carryforwards expiring and differing characterization of distributions made by each Fund as a whole.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: expiration of capital loss carryforwards and defaulted bond income adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2012, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
California	$—	$—	$—
Intermediate	(139,567	4,243	135,324
New York	(156,636	—	156,636

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	Distributions Paid From:
	Tax-Exempt Income		Ordinary Income		Total
	2012	2011	2012	2011	2012	2011
California	$4,563,960	$4,620,617	$80,858	$72,367	$4,644,818	$4,692,984
Intermediate	15,870,565	15,974,776	300,959	305,243	16,171,524	16,280,019
New York	4,055,020	4,084,675	12,223	13,214	4,067,243	4,097,889

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
California	$2,803,673	$—	$—	$7,528,059	$(1,289,012)	(379,139)	$8,663,581
Intermediate	11,430,955	—	—	35,047,246	(13,448,051)	(1,319,123)	31,711,027
New York	1,950,556	—	—	4,318,354	(1,741,656)	(336,490)	4,190,764

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, timing differences of wash sales, capital loss carryforwards and for Intermediate and New York, defaulted bond income adjustments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2012, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2013	2014	2015	2016	2017	2018
California	$—	$—	$—	$—	$783,685	$—
Intermediate	58,816	—	126,780	232,566	9,552,881	302,263
New York	18,838	—	—	269,555	1,053,807	7,374

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
California	$500,546	$4,781
Intermediate	3,174,745	—
New York	392,082	—

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2012, Intermediate and New York had capital loss carryforwards expire of $139,567 and $156,636, respectively.

5
Distributions to common shareholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common shareholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common shareholders are recorded on the ex-date. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

On November 15, 2012, each Fund declared a monthly distribution to common shareholders payable December 17, 2012, to shareholders of record on November 30, 2012, with an ex-date of November 28, 2012 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

On December 17, 2012, each Fund declared a monthly distribution to common shareholders payable January 15, 2013, to shareholders of record on December 31, 2012, with an ex-date of December 27, 2012 as follows:

Distribution per share
California	$0.068
Intermediate	0.070
New York	0.065

6
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

7	Financial leverage: On October 21, 2002, the Funds re-classified unissued shares of capital stock into several series of Auction Market Preferred Shares ("AMPS"), as follows:

	Series A Shares	Series B Shares
California	1,500	1,500
Intermediate	4,000	4,000
New York	1,500	1,500

On December 13, 2002, the Funds issued several series of AMPS, as follows:

	Series A Shares	Series B Shares
California	1,180	1,180
Intermediate	3,588	3,588
New York	965	965

All shares of each series of AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by a Fund, but excluding interest thereon ("Liquidation Value"). Distributions to AMPS shareholders, which are cumulative, are accrued daily. It is the policy of each Fund to pay distributions every 7 days for each Fund's AMPS Series A and every 28 days for each Fund's AMPS Series B, unless in a special rate period.

In the absence of a special rate period, distribution rates are reset every 7 days for each Fund's AMPS Series A, based on the results of an auction. For the year ended October 31, 2012, distribution rates ranged from:

Distribution Rate
California	0.11% – 0.38%
Intermediate	0.11% – 0.40%
New York	0.11% – 0.38%

In the absence of a special rate period, distribution rates are reset every 28 days for each Fund's AMPS Series B, based on the results of an auction. For the year ended October 31, 2012, distribution rates ranged from:

Distribution Rate
California	0.11% – 0.34%
Intermediate	0.11% – 0.34%
New York	0.11% – 0.36%

The Funds declared distributions to AMPS shareholders for the period November 1, 2012 to November 30, 2012 for each series of the AMPS as follows:

	Series A Shares	Series B Shares
California	$7,345	$7,562
Intermediate	22,410	23,034
New York	5,966	5,428

Since February 2008, the market for auction rate preferred securities has experienced an unprecedented number of failed auctions. In the Funds' regularly scheduled auctions, more AMPS were submitted for sale than there were offers to buy. This meant that these auctions "failed to clear," and that preferred shareholders who wanted to sell their AMPS in these auctions were unable to do so. When a failed auction of AMPS occurs, the distribution rate for AMPS resets to a maximum rate, which is 110% of the base rate (the base rate is the greater of an "AA" rated composite commercial paper rate or the taxable equivalent of a short-term municipal bond rate) as a result of the failed auctions. Although the failed auctions have resulted in a current lack of liquidity for preferred shareholders, they are not an event of default for the Funds nor have they affected the credit quality of the AMPS. The Funds have paid, and continue to pay, distributions on their AMPS that are set at the maximum rate as a result of the failed auctions. If auctions continue to fail and the maximum rate increases due to changes in short term interest rates, the Funds' returns for common shareholders could be adversely affected. The Funds continue to monitor the developments in the AMPS market.

The Funds may redeem shares of each series of AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value.

The Funds are also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Funds from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value.

The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or a Fund's charter. The holders of a Fund's AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

8
Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California and New York normally invest substantially all of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds' securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

9
Indemnifications: Like many other companies, the Funds' organizational documents provide that their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund's maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

10
Arrangements with certain non-affiliated service providers: Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2012, the impact of this arrangement was a reduction of expenses of $499, $859 and $332 for California, Intermediate and New York, respectively.

In connection with the settlement of each AMPS auction, each Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1% for each successful auction, and up to 3/20 of 1% if the auction fails; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by each Fund and the broker-dealer.

In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its AMPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the AMPS. "Discounted value" refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street Bank and Trust Company ("State Street") for the preparation of this report which is reflected in the Statements of Operations under the caption "Basic maintenance expense."

Note B—Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

In connection with the tender offer program, more fully described in Note E, Management had agreed to voluntarily extend for one year the contractual fee waivers that had been in place, so that the total effective fee waiver as a percentage of average daily Managed Assets for each Fund would be:

Year Ended October 31,	% of Average Daily Managed Assets
2012	0.05

For the year ended October 31, 2012, such waived fees amounted to $72,557, $235,336 and $61,731 for California, Intermediate and New York, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Directors of each Fund are also employees of Neuberger and/or Management.

Management and Neuberger are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

Note C—Securities Transactions:

During the year ended October 31, 2012, there were purchase and sale transactions of long-term securities as follows:

(000's omitted)	Purchases	Sales
California	$60,279	$57,670
Intermediate	168,157	161,695
New York	34,063	33,750

Note D—Capital:

At October 31, 2012, the common shares outstanding and the common shares of each Fund owned by Neuberger were as follows:

	Common Shares Outstanding	Common Shares Owned by Neuberger
California	5,522,386	7,820
Intermediate	18,743,676	7,862
New York	5,067,293	7,851

Transactions in common shares for the years October 31, 2012 and October 31, 2011 were as follows:

	Shares Issued on Reinvestment of Dividends and Distributions		Net Increase/(Decrease) in Common Shares Outstanding
	2012	2011	2012	2011
California	13,389	1,520	13,389	1,520
Intermediate	67,283	14,410	67,283	14,410
New York	20,644	—	20,644	—

Note E—Tender Offer Program:

In 2009, each Fund's Board authorized a semi-annual tender offer program consisting of up to four tender offers over a two-year period (each, a "Tender Offer Program"). Under each Tender Offer Program, if a Fund's common shares traded at an average daily discount to NAV per share of greater than 10% during a 12-week measurement period, the Fund would have conducted a tender offer for between 5% and 20% of its outstanding common shares at a price equal to 98% of its NAV per share determined on the day the tender offer expired.

During the initial measurement period under its Tender Offer Program, each of Intermediate's and New York's common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Tender Offer Program, each of Intermediate and New York did not conduct a tender offer. During the initial measurement period under its Tender Offer Program, however, California's common shares traded at an average daily discount to NAV per share of greater than 10%. As a result, California conducted a tender offer for up to 10% of its outstanding common shares that commenced September 18, 2009 and ended October 16, 2009. Under the terms of the tender offer, on October 23, 2009, California accepted for purchase 611,942 common shares, representing approximately 10% of its then-outstanding common shares. Final payment was made at $14.15 per share, representing 98% of the NAV per share on October 16, 2009.

During each Fund's second measurement period under its Tender Offer Program, each Fund's common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Tender Offer Program, each Fund did not conduct a tender offer. During each Fund's third measurement period under its Tender Offer Program, each Fund's common shares traded at an average daily discount to NAV per share of less than 10% and, therefore, in accordance with its Tender Offer Program, each Fund did not conduct a tender offer. During each Fund's fourth and final measurement period under its Tender Offer Program, each Fund's common shares traded at an average daily discount to NAV of less than 10% and, therefore, in accordance with its Tender Offer Program, each Fund did not conduct a tender offer.

In connection with each Fund's adoption of its Tender Offer Program in 2009, Management agreed to voluntarily extend for one year the contractual fee waiver then in place for each Fund to offset some of the expenses associated with, or possible increases in each Fund's expense ratio resulting from, the tender offers (see Note B for additional disclosure). Those fee waivers have terminated. Each Board retained the ability, consistent with its fiduciary duty, to opt out of its Tender Offer Program should circumstances arise that the Board believed could cause a material negative effect on its Fund or its Fund's shareholders.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

Financial Highlights

California Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Common Share Net Asset Value, Beginning of Year	$15.09	$15.25	$14.41	$12.99	$14.60

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.89	.99	.98	.88	.92
Net Gains or Losses on Securities (both realized and unrealized)	.72	(.29)	.71	1.22	(1.58)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.03)	(.04)	(.04)	(.08)	(.31)
Total From Investment Operations Applicable to Common Shareholders	1.58	.66	1.65	2.02	(.97)

Less Distributions to Common Shareholders From:
Net Investment Income	(.82)	(.82)	(.81)	(.66)	(.64)
Accretive Effect of Tender Offer	—	—	—	.06	—
Common Share Net Asset Value, End of Year	$15.85	$15.09	$15.25	$14.41	$12.99
Common Share Market Value, End of Year	$16.66	$14.68	$14.56	$13.14	$10.73
Total Return, Common Share Net Asset Value†	10.65%	4.77%	12.07%	17.12%	(6.39)%
Total Return, Common Share Market Value†	19.55%	6.75%	17.34%	29.29%	(13.69)%

Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$87.5	$83.1	$84.0	$79.3	$88.3
Preferred Shares Outstanding, End of Year (in millions)	$59.0	$59.0	$59.0	$59.0	$59.0
Preferred Shares Liquidation Value Per Share	$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders Ratio of Gross Expenses#	1.41%	1.46%	1.59%	1.59%	1.34%
Ratio of Net Expenses‡	1.33%	1.29%	1.33%	1.34%	1.02%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	5.67%	6.68%	6.60%	6.51%	6.45%
Portfolio Turnover Rate	41%	16%	23%	27%	14%
Asset Coverage Per Preferred Share, End of Year@	$62,095	$60,224	$60,597	$58,620	$62,432

See Notes to Financial Highlights

Financial Highlights

Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Common Share Net Asset Value, Beginning of Year	$14.86	$14.94	$14.15	$13.01	$14.55

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.98	1.00	.99	.95	.97
Net Gains or Losses on Securities (both realized and unrealized)	.98	(.21)	.67	.91	(1.53)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.02)	(.03)	(.04)	(.08)	(.33)
Total From Investment Operations Applicable to Common Shareholders	1.94	.76	1.62	1.78	(.89)

Less Distributions to Common Shareholders From:
Net Investment Income	(.84)	(.84)	(.83)	(.67)	(.65)
Accretive Effect of Tender Offer	—	—	—	.03	—
Common Share Net Asset Value, End of Year	$15.96	$14.86	$14.94	$14.15	$13.01
Common Share Market Value, End of Year	$16.43	$14.75	$14.80	$13.01	$11.00
Total Return, Common Share Net Asset Value†	13.30%	5.51%	11.89%	14.73%	(5.87)%
Total Return, Common Share Market Value†	17.51%	5.71%	20.56%	24.76%	(9.95)%

Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders,
End of Year (in millions)	$299.2	$277.5	$278.9	$263.6	$269.3
Preferred Shares Outstanding, End of Year (in millions)	$179.4	$179.4	$179.4	$179.4	$179.4
Preferred Shares Liquidation Value Per Share	$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.17%	1.22%	1.30%	1.33%	1.19%
Ratio of Net Expenses‡	1.09%	1.05%	1.05%	1.08%	.86%
Ratio of Net Investment Income (Loss) Excluding Preferred Share DistributionsØØ	6.30%	6.92%	6.75%	6.98%	6.80%
Portfolio Turnover Rate	35%	23%	26%	40%	8%
Asset Coverage Per Preferred Share, End of Year@	$66,698	$63,673	$63,870	$61,743	$62,606

See Notes to Financial Highlights

Financial Highlights

New York Intermediate Municipal Fund

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. Per share amounts that round to less than $.01 or $(.01) per share are presented as $.00 or $(.00), respectively.

	Year Ended October 31,
	2012	2011	2010	2009	2008
Common Share Net Asset Value, Beginning of Year	$14.49	$14.85	$14.07	$12.73	$14.34

Income From Investment Operations Applicable to Common Shareholders:
Net Investment Income (Loss)¢	.79	.89	.92	.89	.94
Net Gains or Losses on Securities (both realized and unrealized)	.55	(.44)	.67	1.16	(1.60)
Common Share Equivalent of Distributions to Preferred Shareholders From:
Net Investment Income¢	(.02)	(.03)	(.04)	(.08)	(.31)
Total From Investment Operations Applicable to Common Shareholders	1.32	.42	1.55	1.97	(.97)

Less Distributions to Common Shareholders From:
Net Investment Income	(.78)	(.78)	(.77)	(.66)	(.64)
Accretive Effect of Tender Offer	—	—	—	.03	—
Common Share Net Asset Value, End of Year	$15.03	$14.49	$14.85	$14.07	$12.73
Common Share Market Value, End of Year	$15.74	$13.76	$14.95	$12.88	$10.57
Total Return, Common Share Net Asset Value†	9.26%	3.25%	11.43%	16.74%	(6.50)%
Total Return, Common Share Market Value†	20.49%	(2.61)%	22.54%	28.71%	(14.30)%

Supplemental Data/Ratios††
Net Assets Applicable to Common Shareholders, End of Year (in millions)	$76.2	$73.1	$74.9	$70.7	$71.1
Preferred Shares Outstanding, End of Year (in millions)	$48.3	$48.3	$48.3	$48.3	$48.3
Preferred Shares Liquidation Value Per Share	$25,000	$25,000	$25,000	$25,000	$25,000
Ratios are Calculated Using Average Net Assets Applicable to Common Shareholders
Ratio of Gross Expenses#	1.42%	1.46%	1.55%	1.62%	1.41%
Ratio of Net Expenses‡	1.34%	1.29%	1.30%	1.37%	1.09%
Ratio of Net Investment Income (Loss) Excluding
Preferred Share DistributionsØØ	5.31%	6.21%	6.37%	6.70%	6.64%
Portfolio Turnover Rate	28%	16%	29%	33%	10%
Asset Coverage Per Preferred Share, End of Year@	$64,471	$62,895	$63,835	$61,627	$61,892

See Notes to Financial Highlights

Notes to Financial Highlights Intermediate Municipal Closed-End Funds

†
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund's distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns may fluctuate and shares when sold may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not waived a portion of the investment management fee.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not waived a portion of the investment management fee.

‡
After waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

	Year Ended October 31,
	2012	2011	2010	2009	2008
California	1.33%	1.29%	1.34%	1.34%	1.03%
Intermediate	1.09%	1.05%	1.05%	1.09%	.87%
New York	1.34%	1.29%	1.30%	1.37%	1.09%

@	Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid distributions on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

††	Expense ratios do not include the effect of distributions to holders of AMPS. Income ratios include income earned on assets attributable to AMPS outstanding.

¢	Calculated based on the average number of shares outstanding during each fiscal period.

ØØ	The annualized ratios of preferred share distributions to average net assets applicable to common shareholders were:

	Year Ended October 31,
	2012	2011	2010	2009	2008
California	.17%	.24%	.29%	.58%	2.17%
Intermediate	.15%	.22%	.27%	.57%	2.27%
New York	.16%	.22%	.27%	.59%	2.19%

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Neuberger Berman California Intermediate Municipal Fund Inc.
Neuberger Berman Intermediate Municipal Fund Inc.
Neuberger Berman New York Intermediate Municipal Fund Inc.

We have audited the accompanying statements of assets and liabilities of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. (the "Funds"), including the schedules of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc. as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 18, 2012

Distribution Reinvestment Plan

Computershare Shareowner Services LLC (the "Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Distribution Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent at 1-866-227-2136 or 480 Washington Boulevard, Jersey City, NJ 07317.

Directory

Investment Manager and Administrator	Stock Transfer Agent and Plan Agent
Neuberger Berman Management LLC 605 Third Avenue, 2nd Floor New York, NY 10158-0180 877.461.1899 or 212.476.8800	Computershare Shareowner Services LLC 480 Washington Boulevard Jersey City, NJ 07317

Sub-Adviser	Legal Counsel
Neuberger Berman LLC 605 Third Avenue New York, NY 10158-3698	K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Custodian	Independent Registered Public Accounting Firm
State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Directors and Officers

The following tables set forth information concerning the directors ("Directors") and officers ("Officers") of each of the Funds. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. Each Fund's Statement of Additional Information includes additional information about the Directors as of the time of each Fund's most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
CLASS I
Independent Directors
Faith Colish (1935)	Director since 2002	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2002	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)
Director who is an "Interested Person"

Robert Conti* (1956)	Chief Executive Officer, President and Director since 2008; prior thereto, Executive Vice President in 2008 and Vice President 2006 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2009.	50	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.
CLASS II
Independent Directors
George W. Morriss (1947)	Director since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)

Jack L. Rivkin (1940)	Director since 2002; President, 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.
			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Director since 2002; Chairman of the Board since 2008; Lead Independent Director from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

Howard A. Mileaf (1937)	Director since 2002	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)

Candace L. Straight (1947)	Director since 2002	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Director	Other Directorships Held Outside Fund Complex by Fund Director(3)

Director who is an "Interested Person"

Joseph V. Amato* (1962)	Director since 2008
President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2015, 2013, and 2014, respectively, and at each third annual meeting of shareholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Director who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Fund by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)(2)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2002
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served	Principal Occupation(s)(2)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders

In early 2013 you will receive information to be used in filing your 2012 tax returns, which will include a notice of the exact tax status of all distributions paid to you by each Fund during calendar year 2012. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2012, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax are as follows:

Neuberger Berman

California Intermediate Municipal Fund Inc.	98.26%
Intermediate Municipal Fund Inc.	98.14%
New York Intermediate Municipal Fund Inc.	99.70%

Recent Market Conditions

The financial crisis in the U.S. and global economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets and the economy at large. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. It is uncertain how long these conditions will continue.

These market conditions have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced, including, but not limited to, mortgage-backed, asset-backed and corporate debt securities. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yield to decline.

The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Illiquidity in these markets may mean there is less money available to purchase raw materials and goods and services, which may, in turn, bring down the prices of these economic staples. The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These events and the potential for continuing market turbulence may have an adverse effect on the Funds. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region.

Mortgage-backed securities have been especially affected by these market events. Beginning in 2008, the market for mortgage-related securities experienced substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. In the mortgage sector, there have been rising delinquency rates. These defaults have caused an unexpected degree of losses for lenders. Traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets. Some financial institutions and other enterprises may have large exposure to certain types of securities, such as mortgage-backed securities, which could have a negative effect on the broader economy. Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

Events in the financial markets and the broader economy are continuing to erode the tax bases of many state and local governments, as well as their access to the credit markets. This has put downward pressure on the value of many municipal securities. Some traditional insurers of municipal securities have also experienced financial stress.

The U.S. federal government and certain foreign central banks have acted to calm credit markets and increase confidence in the U.S. and world economies. Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy. The ultimate effect of these efforts is only beginning to reveal itself. Changes in government policies may exacerbate the market's difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of certain securities.

The situation in the financial markets has resulted in calls for increased regulation, and the need of many financial institutions for government help has given lawmakers and regulators new leverage. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") has initiated a dramatic revision of the U.S. financial regulatory framework that will continue to unfold over several years. The Dodd-Frank Act covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; a process intended to improve financial systemic stability and the resolution of potentially insolvent financial firms; new rules for derivatives trading; the creation of a consumer financial protection watchdog; the registration and additional regulation of hedge and private equity fund managers; and new federal requirements for residential mortgage loans. Instruments in which the Funds may invest, or the issuers of such instruments, may be affected by the new legislation and regulation in ways that are unforeseeable. Many of the implementing regulations have not yet been finalized. Accordingly, the ultimate impact of the Dodd-Frank Act, including on the derivative instruments in which a Fund may invest, is not yet certain.

The statutory provisions of the Dodd-Frank Act significantly change in several respects the ways in which investment products are marketed, sold, settled or terminated. In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain interest rate and credit default swap derivatives have been and other derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of funds governed by the 1940 Act and the market in which they will trade. Central clearing will also entail the use of assets of 1940 Act funds to satisfy margin calls and this may have an effect on the performance of the funds. The regulators have not yet issued final regulations implementing all of the Dodd-Frank Act's margin requirements and clearing mandates, although they have issued final clearing determinations for certain interest rate and credit default swaps.

The regulators that have been charged with the responsibility for implementing these portions of the Dodd-Frank Act (i.e., the SEC and the CFTC) have been active in proposing and adopting regulations and guidance on the use of derivatives by 1940 Act funds. The CFTC recently adopted a revision to one of its rules that will either restrict the use of derivatives by a 1940 Act fund so that, other than futures, options on futures, or swaps used for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase are "in-the-money") may not exceed 5% of a fund's net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of a fund's net asset value (after taking into account unrealized profits and unrealized losses on any such positions), or require the fund's adviser to register as a commodity pool operator. These CFTC changes will take effect at the end of this year. The SEC is reviewing its current guidance on the use of derivatives by 1940 Act funds and may issue new guidance. It is not clear whether or when such new guidance will be published or what the content of such guidance may be.

Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

Report of Votes of Shareholders

Annual meetings of shareholders of California, Intermediate and New York were held on July 25, 2012. Each Fund's shareholders voted to elect four Class I Directors to serve until the annual meeting of shareholders in 2015, or until their successors are elected and qualified. Class II Directors (which include George W. Morriss, Tom D. Seip and Jack L. Rivkin) and Class III Directors (which include Martha C. Goss, Howard A. Mileaf, Candace L. Straight and Joseph V. Amato) continue to hold office until the annual meeting in 2013 and 2014, respectively.

To elect four Class I Directors to serve until the annual meeting of shareholders in 2015.

CALIFORNIA

Common and Preferred Shares	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Faith Colish	4,354,153	58,690	—	—
Robert Conti	4,358,398	54,445	—	—
Michael M. Knetter	4,358,398	54,445	—	—
Peter P. Trapp	4,358,398	54,445	—	—

INTERMEDIATE

Common and Preferred Shares	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Faith Colish	15,938,445	421,434	—	—
Robert Conti	15,999,660	360,219	—	—
Michael M. Knetter	15,958,951	400,928	—	—
Peter P. Trapp	15,993,528	357,351	—	—

NEW YORK

Common and Preferred Shares	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Faith Colish	4,194,322	206,567	—	—
Robert Conti	4,338,618	62,271	—	—
Michael M. Knetter	4,243,506	157,383	—	—
Peter P. Trapp	4,189,398	211,491	—	—

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Boards of the Funds, including the Directors who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or each Fund ("Independent Fund Directors"), approved the continuance of the Funds' Management and Sub-Advisory Agreements ("Agreements").

In evaluating the Agreements, the Boards, including the Independent Fund Directors, reviewed materials furnished by Management and Neuberger Berman LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Boards to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. One of those meetings was devoted primarily to reviewing and discussing Fund performance.

Each Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements for its Fund: (1) the nature, extent and quality of the services provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and Management's affiliates from their relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the members of each Board did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

Each Board evaluated the terms of the Agreements, the overall fairness of the Agreements to its Fund and whether the Agreements were in the best interests of the Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, each Board considered the performance of its Fund and the experience and staffing of the portfolio management personnel of Management and Neuberger who perform services for the Funds. The Boards noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Boards also considered Management's and Neuberger's policies and practices regarding allocation of portfolio transactions by Management. The Boards also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Funds and other clients of Management and Neuberger. In addition, the Boards noted the positive compliance history of Management and Neuberger, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

Each Board considered the performance of its Fund on both a market return and net asset value basis relative to the Fund's benchmark and the average performance of composite peer groups of closed-end investment companies pursuing broadly similar strategies. Each Board also reviewed during the period performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. Each Board discussed with Management the Fund's performance and the steps that Management had taken, or intended to take, to improve its Fund's performance. Each Board also considered Management's resources and responsiveness with respect to the applicable Fund.

With respect to the overall fairness of the Agreements, each Board considered the fee structure under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates from their relationship with the applicable Fund. The Boards also considered the profitability of Management and its affiliates from their association with the Funds.

Each Board reviewed a comparison of its Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. With regard to the sub-advisory fee paid to Neuberger, the Boards noted that this fee is "at cost." In addition, each Board considered the mean and median of the management fees and expense ratios of its Fund's peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee and noted that because different fund groups may include different services in their management and administration agreements, exact comparisons are difficult. In addition, each Board considered the contractual and voluntary waiver of a portion of the management fee undertaken by Management for its respective Fund.

The Boards considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with similar investment objectives, policies and strategies as the Funds. The Boards noted that there were no such comparable funds and/or separate accounts.

Each Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to its Fund. The Boards considered that the Funds are closed-end bond funds that are not continuously offering shares and that, without daily inflows and outflows of capital, there are limited opportunities for significant economies of scale to be realized by Management in managing the Funds' assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to each Fund, each Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Boards also carefully examined Management's cost allocation methodology. The Boards recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on their review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, each Board concluded that the terms of each respective Agreement are fair and reasonable to its Fund and that approval of the Agreements is in the best interests of the respective Fund and its shareholders. In reaching this determination, with respect to each Fund, the respective Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the benefits accruing to the Fund.

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Internal Sales & Services
877.461.1899
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds.

  H0649 12/12

Item 2. Code of Ethics.

The Board of Directors (“Board”) of Neuberger Berman Intermediate Municipal Fund Inc. (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21168 (filed on July 10, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to the Registrant.

 (a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $40,225 and $45,225 for the fiscal years ended 2011 and 2012, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $6,650 and $6,650 for the fiscal years ended 2011 and 2012, respectively.  The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $10,250 and $10,850 for the fiscal years ended 2011 and 2012, respectively.  The nature of the services provided were tax compliance, tax advice, and tax planning.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $16,900 and $10,850 for the fiscal years ended 2011 and 2012, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Martha C. Goss (Vice Chair), George W. Morriss (Chair), Tom D. Seip and Candace L. Straight.

Item 6. Schedule of Investments.

The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Board has delegated to Neuberger Berman Management LLC (“NB Management”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NB Management is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NB Management to contract with a third party to obtain proxy voting and related services, including research of current issues.

NB Management has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NB Management votes proxies prudently and in the best interest of its advisory clients for whom NB Management has voting authority, including the Registrant. The Proxy Voting Policy also describes how NB Management addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NB Management’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NB Management utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NB Management’s voting guidelines.

NB Management’s guidelines adopt the voting recommendations of Glass Lewis.  NB Management retains final authority and fiduciary responsibility for proxy voting. NB Management believes that this process is reasonably designed to address material conflicts of interest that may arise between NB Management and a client as to how proxies are voted.

In the event that an investment professional at NB Management believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NB Management’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NB Management and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NB Management and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

James L. Iselin is a Managing Director of NB Management and Neuberger Berman LLC. Mr. Iselin joined Neuberger Berman LLC in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group since 1993.

S. Blake Miller is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman Fixed Income LLC. Mr. Miller joined Neuberger Berman Fixed Income LLC in 2008. Prior to that time, he was the head of Municipal Fixed Income investing at another firm where he worked since 1986.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2012.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
James L. Iselin
Registered Investment Companies*	3	$421	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts**	1,032	$9,379	0	N/A
S. Blake Miller
Registered Investment Companies*	3	$421	0	N/A
Other Pooled Investment Vehicles	0	N/A	0	N/A
Other Accounts**	1,032	$9,379	0	N/A

Registered Investment Companies include: Mutual Funds.
**Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NB Management and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible.

NB Management, Neuberger Berman LLC and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a)(3) Compensation (as of October 31, 2012)

Neuberger Berman's compensation philosophy is one that focuses on rewarding performance and incentivizing its employees.  Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and reflects individual performance, overall contribution to the team, collaboration with colleagues across Neuberger Berman and, most importantly, overall investment performance.  In particular, the bonus for a Portfolio Manager is determined by using a formula and may or may not contain a discretionary component.  If applicable, the discretionary component is determined on the basis of a variety of criteria, including investment performance (including the pre-tax three-year track record in order to emphasize long-term performance and in certain instances the one-year and five-year track records), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman.  In addition, compensation of portfolio managers at other comparable firms is considered, with an eye toward remaining competitive with the market.

The terms of long-term retention incentives are as follows:

Employee-Owned Equity.  An integral part of the Acquisition (the management buyout of Neuberger Berman in 2009) was implementing an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.

Most of the senior Portfolio Managers on the mutual fund teams are key shareholders in the equity ownership structure.  Currently, on a yearly basis, the equity ownership allocations will be re-evaluated and re-allocated based on performance and other key metrics. Employee equity and preferred stock is subject to vesting and other terms and conditions.

Contingent Compensation Plan.  Neuberger Berman has also established the Neuberger Berman Group Contingent Compensation Plan pursuant to which a certain percentage of a Portfolio Manager’s compensation is deemed contingent and vests over a three-year period.  Under the plan, participating Portfolio Managers and other participating employees who are members of mutual fund investment teams will receive a cash return on their contingent compensation with a portion of such return being determined based on the team’s investment performance, as well as the performance of a portfolio of other investment funds managed by Neuberger Berman Group investment professionals.

Restrictive Covenants.  Portfolio Managers who have received equity interests have agreed to certain restrictive covenants, which impose obligations and restrictions on the use of confidential information and the solicitation of Neuberger Berman employees and clients over a specified period of time if the Portfolio Manager leaves the firm.

Other Accounts. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions (e.g., a “finder’s fee” or “referral fee” paid to a third party).  The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

 (a)(4) Ownership of Securities

Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
James L. Iselin	B
S. Blake Miller	A

A = None	E = $100,001-$500,000
B = $1-$10,000	F = $500,001-$1,000,000
C = $10,001 - $50,000	G = Over $1,000,000
D =$50,001-$100,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-21168 (filed July 10, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Intermediate Municipal Fund Inc.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date: January 4, 2013

By:	/s/ John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 4, 2013